UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

SEACOR Marine Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37966	47-2564547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12121 Wickchester Lane, Suite 500, Houston, TX	77079
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(346) 980-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SMHI	New York Stock Exchange (“NYSE”)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01    Completion of Acquisition or Disposition of Assets

On January 12, 2021, Seabulk Overseas Transport, Inc. (the “Seller”), a wholly-owned subsidiary of SEACOR Marine Holdings Inc. (the “Company”), completed the sale of the Company’s Windcat Workboats crew transfer vessel (“CTV”) business through the sale of 100% of the equity of Windcat Workboats Holdings Limited, a wholly-owned subsidiary of the Seller (“Windcat” and together with its subsidiaries, the “Windcat Group”), to CMB N.V. (the “Buyer”) pursuant to a Sale and Purchase Agreement entered into on December 18, 2020 (the “Sale”). At closing, the Buyer paid to the Seller an aggregate purchase price of £32.8 million. After deducting transaction costs and expenses and giving effect to foreign exchange rate hedges, the Company received net cash proceeds of approximately US$42.6 million. The Buyer also assumed all of the approximately £20.4 million of debt outstanding under Windcat’s existing revolving credit facility.  As of the closing date, the Windcat Group owned a total of 41 CTVs and held interests in an additional five CTVs through its joint ventures, all of which were included in the Sale.

The unaudited pro forma financial information of the Company giving effect to the Sale, and the related notes thereto, are attached hereto as Exhibit 99.1.

Item 7.01   Regulation FD Disclosure

On January 15, 2021, the Company issued a press release announcing the closing of the Sale. The press release is attached hereto as Exhibit 99.2 and is incorporated in this Item 7.01 by reference.

Item 9.01   Financial Statements and Exhibits

(b)Pro forma financial information

Unaudited pro forma financial information of the Company required pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

99.1

Unaudited pro forma consolidated statements of income (loss) of SEACOR Marine Holdings Inc. for the nine months ended September 30, 2020 and the years ended December 31, 2019, December 31, 2018 and December 31, 2017 and unaudited pro forma consolidated balance sheet of SEACOR Marine Holdings Inc. as of September 30, 2020.

99.2	Press Release of SEACOR Marine Holdings Inc. dated January 15, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOR Marine Holdings Inc.

January 15, 2021	By:	/s/ John Gellert

Name: John Gellert
Title: President and Chief Executive Officer